Exhibit 10.17

AMENDMENT TO

UNITIL CORPORATION TAX DEFERRED SAVINGS AND INVESTMENT PLAN

WHEREAS, Unitil Corporation (the “Employer”) heretofore adopted the Unitil Corporation Tax Deferred Savings and Investment Plan (the “Plan”); and

WHEREAS, the Employer reserved the right to amend the Plan; and

WHEREAS, the Employer desires to amend the Plan, effective as of December 1, 2019, to increase the deferral rate ceiling for the Plan’s automatic increase program from 10% to 85%, and to provide that the use of forfeitures will be expanded to include funding QNECs and QMACs;

NOW, THEREFORE, the Plan is hereby amended, effective as of the dates indicated below, as follows:

1.	Effective as of December 1, 2019, Section 1.12 of the Plan is hereby amended by deleting it in its entirety and by substituting the following therefor:

“1.12

“FAIL-SAFE CONTRIBUTION” shall mean a qualified nonelective contribution which is a contribution (other than matching contributions or Qualified Matching Contributions (within the meaning of Section 10.2)) made by the Employer and allocated to Participants’ accounts that the Participants may not elect to receive in cash until distribution from the Plan; that are nonforfeitable when allocated; and that are distributable only in accordance with the distribution provisions applicable to elective deferrals.”

2.	Effective as of December 1, 2019, Section 4.l(a) of the Plan is hereby amended by deleting it in its entirety and by substituting the following therefor:

“(a)

Elections. A Participant may elect to contribute a portion of his Compensation for a Plan Year on a pre-tax basis and/or in the form of designated Roth contributions. The amount of a Participant’s Compensation contributed in accordance with the Participant’s election shall be withheld by the Employer from the Participant’s Compensation on a ratable basis throughout the Plan Year. Elective deferrals contributed to the Plan as one type, either as a pre-tax or a Roth contribution, may not later be reclassified as the other type. The amount deferred on behalf of each Participant shall be contributed by the Employer to the Plan and allocated to the portions of the Participant’s Account consisting of pre-tax contributions and/or Roth contributions, as the case may be. No contributions other than Roth contributions, and properly attributable earnings will be credited to the Participant’s Roth account, and gains, losses and other credits or charges will be allocated on a reasonable and consistent basis to such account.

The Plan shall maintain a record of the amount of Roth contributions in each Participant’s Roth account.

Each Participant may elect to contribute in the aggregate from one percent (1%) to eighty-five percent (85%) of such Participant’s Compensation as a pre-tax and/or designated Roth contribution.

Notwithstanding the provisions of this Section 4.l(a) to the contrary and solely with respect to Participants covered by a collective bargaining agreement, such Participants may elect to defer a portion of their Compensation for a Plan Year as a pre-tax and/or designated Roth contribution in accordance with Appendix A, attached hereto.

Notwithstanding the foregoing, any Employee not included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives (“Non-union Participant”), who elected to opt-out of the Employer’s defined benefit plan as of January 1, 2010, and/or upon first becoming eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after January 1, 2010 and before April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer three percent (3%) of his Compensation as a pre-tax contribution (“deemed elective deferral”). Effective April 1, 2019, any Participant who first becomes eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer six percent (6%) of his Compensation as a pre-tax contribution (“deemed elective deferral”).

At least thirty (30) days and no more than ninety (90) days, prior to the beginning of each Plan Year, the Administrator shall provide each Employee eligible to participate in the Plan with notice in writing in a manner calculated to be understood by the average eligible Employee, or through an electronic medium reasonably accessible to such Employee, of the deemed elective deferral, his right to receive the amount of the deemed elective deferral in cash and his right to increase or decrease his rate of elective deferrals, and how deemed elective deferrals will be invested in the absence of the Employee’s investment instructions. The Administrator shall also provide each such Employee a reasonable period to exercise such right before the date on which the cash is currently available. During the ninety (90) day period ending with the day an Employee becomes eligible to participate in the Plan, the same notice shall be provided to that Employee.

Non-union Participants who elected to opt-out of the Employer’s defined benefit plan as of January 1, 2010 and/or who are first eligible to participate in the Plan (including those rehired) on or after January 1, 2010, shall be enrolled in the Plan’s “Managed Savings” feature unless they elect to opt out of such feature. As of the January 1st of each Plan year, such Non-union Participants shall have their rate of elective deferral contributions automatically increased by one percent (1%). The rate of elective deferral contributions shall be further increased by an additional one percent (1%) per year as of each subsequent January 1st Notwithstanding the above, a Participant shall not have his rate of elective deferral contributions automatically increased beyond eighty-five percent (85%). All other Participants in the Plan may elect to participate in the “Managed Savings” feature of the Plan described in this paragraph by making an election pursuant to procedures established by the Administrator. A Participant’s election to participate in the “Managed Savings” feature shall remain in place until the Participant revokes such election.”

3.	Effective as of December 1, 2019, Section 10.2(a) of the Plan is amended by deleting the second paragraph thereof in its entirety and substituting the following in lieu thereof:

“For purposes of this Section, “Qualified Matching Contributions” shall mean matching contributions that are nonforfeitable when allocated to Participants’ accounts under the Plan and that are distributable only in accordance with the distribution provisions applicable to elective deferrals.”

4.	Effective as of December 1, 2019, Appendix A of the Plan is amended by deleting it in its entirety and substituting in lieu thereof the Appendix A attached hereto.

5.	Except as hereinabove amended, the provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Employer, by its duly authorized officer, has caused this Amendment to be executed on the 29th day of January, 2020.

UNITIL CORPORATION

/s/ Thomas P. Meissner, Jr.
By: Thomas P. Meissner, Jr.
Chairman, Chief Executive Officer and President

APPENDIX A

Notwithstanding the provisions of Section 4.1(a) to the contrary and solely with respect to the unions named below, such Participants may elect to defer a portion of their Compensation for a Plan Year in accordance with the following:

I.

Utility Workers Union of America, AFL-CIO, Local Union No. B340, The Brotherhood of Utility Workers Council (“Local B340”), June 1, 2013 as extended through May 31, 2022. (This contract covers Fitchburg Gas and Electric Light Company employees.)

Each Local B340 Participant may elect to contribute in the aggregate from one percent (1%) to eighty-five percent (85%) of such Participant’s Compensation as a pre-tax and/or Roth contribution.

Any Local B340 FGE Employee, who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2014, or (ii) who is first hired or rehired on or after June 1, 2013, and who, upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan, fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer three percent (3%) of his Compensation as a pre-tax contribution (“deemed elective deferral”). Effective April 1, 2019, any Participant who first becomes eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer six percent (6%) of his Compensation as a pre- tax contribution (“deemed elective deferral”).

At least thirty (30) days and no more than ninety (90) days, prior to the beginning of each Plan Year, the Administrator shall provide each Local B340 FGE Employee eligible to participate in the Plan with a notice in writing in a manner calculated to be understood by the average eligible Local B340 FGE Employee, or through an electronic medium reasonably accessible to such Local B340 FGE Employee, of the deemed elective deferral, his right to receive the amount of the deemed elective deferral in cash and his right to increase or decrease his rate of elective deferrals, and how deemed elective deferrals will be invested in the absence of the Employee’s investment instructions. The Administrator shall also provide each such Local B340 FGE Employee a reasonable period to exercise such rights before the date on which the cash is currently available. During the ninety (90) day period ending with the day the Local B340 FGE Employee becomes eligible to participate in the Plan, the same notice shall be provided to that Local B340 FGE Employee.

Participants who are Local B340 FGE Employees who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2014, or (ii) who are hired or rehired, on or after June 1, 2013, shall, upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan, also be enrolled in the Plan’s “Managed Savings” feature unless they elect to opt out of such feature. Such Participants, as of January 1st of each Plan Year, shall have their rate of elective deferral contributions automatically increased by one percent (1%). Such rate of elective deferral contributions shall be further increased by an additional one percent (1%) per year as of each subsequent January 1st. Notwithstanding the above, a Participant shall not have his rate of elective deferral contributions automatically increased beyond eighty-five percent (85%). A Participant’s election to participate in the “Managed Savings” feature shall remain in place until the Participant revokes such election.

Notwithstanding anything in the foregoing to the contrary, in no event shall any Local B340 FGE Employee who opted out of the Employer’s defined benefit plan prior to meeting the eligibility requirements set forth under Section 3.1 of the Plan, become a participant in the Plan, be enrolled in the Plan’s “Managed Savings” feature, and/or be eligible for any Employer Contributions as described in Section 4.2 of the Plan, until such Local B340 FGE Employee has satisfied the age and service requirements set forth in Section 3.1 of the Plan.

II.	Local Union No. 1837, International Brotherhood of Electrical Workers (“Local 1837”), June 1, 2018 through May 31, 2023. (This contract covers Unitil Energy Systems employees.)

Each Local 1837 Participant may elect to contribute in the aggregate from one percent (1%) to eighty-five percent (85%) of such Participant’s Compensation as a pre-tax and/or Roth contribution.

Any Local 1837 UES Employee, who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2013, or (ii) who is first hired or rehired on or after June 1, 2012, and who, upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer three percent (3%) of his Compensation as a pre-tax contribution (“deemed elective deferral”). Effective April 1, 2019, any Participant who first becomes eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer six percent (6%) of his Compensation as a pre- tax contribution (“deemed elective deferral”).

At least thirty (30) days and no more than ninety (90) days, prior to the beginning of each Plan Year, the Administrator shall provide each Local 1837 UES Employee eligible to participate in the Plan with a notice in writing in a manner calculated to be understood by the average eligible Local 1837 UES Employee, or through an electronic medium reasonably accessible to such Local 1837 UES Employee, of the deemed elective deferral, his right to receive the amount of the deemed elective deferral in cash and his right to increase or decrease his rate of elective deferrals, and how deemed elective deferrals will be invested in the absence of the Employee’s investment instructions. The Administrator shall also provide each such Local 1837 UES Employee a reasonable period to exercise such rights before the date on which the cash is currently available. During the ninety (90) day period ending with the day the Local 1837 UES Employee becomes eligible to participate in the Plan, the same notice shall be provided to that Local 1837 UES Employee.

Participants who are Local 1837 UES Employees who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2013, or (ii) who are hired or rehired, on or after June 1, 2012, shall upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan, also be enrolled in the Plan’s “Managed Savings” feature unless they elect to opt out of such feature. Such Participants, as of January 1st of each Plan Year, shall have their rate of elective deferral contributions automatically increased by one percent (1%). Such rate of elective deferral contributions shall be further increased by an additional one percent (1%) per year as of each subsequent January 1st. Notwithstanding the above, a Participant shall not have his rate of elective deferral contributions automatically increased beyond eighty-five percent (85%). A Participant’s election to participate in the “Managed Savings” feature shall remain in place until the Participant revokes such election.

Notwithstanding anything in the foregoing to the contrary, in no event shall any Local 1837 UES Employee who opted out of the Employer’s defined benefit plan prior to meeting the eligibility requirements set forth under Section 3.1 of the Plan, become a participant in the Plan, be enrolled in the Plan’s “Managed Savings” feature, and/or be eligible for any Employer Contributions as described in Section 4.2 of the Plan, until such Local 1837 UES Employee has satisfied the age and service requirements set forth in Section 3.1

III.	United Steel Workers, AFL-CIO, Local No. 12012-6 (“Local 12012-6”), June 6, 2017 – June 5, 2020. (This contract covers Northern Utilities, Inc.-Portsmouth employees.)

Each Local 12012-6 Participant may elect to contribute in the aggregate from one percent (1%) to eighty-five percent (85%) of such Participant’s Compensation as a pre-tax and/or Roth contribution.

Any Local 12012-6 NU-Portsmouth Employee, who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2011, or (ii) who is first hired or rehired on or after January 1, 2011 and who, upon first becoming eligible to participate in the Plan in accordance with Section 3.1, fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his

Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer three percent (3%) of his Compensation as a pre-tax contribution (“deemed elective deferral”). Effective April 1, 2019, any Participant who first becomes eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer six percent (6%) of his Compensation as a pre-tax contribution (“deemed elective deferral”).

At least thirty (30) days and no more than ninety (90) days, prior to the beginning of each Plan Year, the Administrator shall provide each Local 12012-6 NU- Portsmouth Employee eligible to participate in the Plan with a notice in writing in a manner calculated to be understood by the average eligible Local 12012-6 NU- Portsmouth Employee, or through an electronic medium reasonably accessible to such Local 12012-6 NU-Portsmouth Employee, of the deemed elective deferral, his right to receive the amount of the deemed elective deferral in cash and his right to increase or decrease his rate of elective deferrals, and how deemed elective deferrals will be invested in the absence of the Employee’s investment instructions. The Administrator shall also provide each such Local 12012-6 NU-Portsmouth Employee a reasonable period to exercise such right before the date on which the cash is currently available. During the ninety (90) day period ending with the day the Local 12012-6 NU-Portsmouth Employee becomes eligible to participate in the Plan, the same notice shall be provided to that Local 12012-6 NU-Portsmouth Employee.

Participants who are Local 12012-6 NU-Portsmouth Employees who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2011, or

(ii) who are hired, or rehired, on or after January 1, 2011, shall, upon first becoming eligible to participate in the Plan in accordance with Section 3.1, also be enrolled in the Plan’s “Managed Savings”’ feature unless they elect to opt out of such feature. Such Participants, as of January 1st of each Plan Year, shall have their rate of elective deferral contributions automatically increased by one percent (1%). Such rate of elective deferral contributions shall be further increased by an additional one percent (1%) per year as of each subsequent January 1st. Notwithstanding the above, a Participant shall not have his rate of elective deferral contributions automatically increased beyond eighty-five percent (85%). A Participant’s election to participate in the “Managed Savings” feature shall remain in place until the Participant revokes such election.

Notwithstanding anything in the foregoing to the contrary, in no event shall any Local 12012-6 NU-Portsmouth Employee who opted out of the Employer’s defined benefit plan prior to meeting the eligibility requirements set forth under Section 3.1 of the Plan, become a participant in the Plan, be enrolled in the Plan’s ‘Managed Savings’ feature, and/or be eligible for any Employer Contributions as described in Section 4.2 of the Plan, until such Local 12012-6 NU-Portsmouth Employee has satisfied the age and service requirements set forth in Section 3.1.

IV.

Utility Workers Union of America, Local No. 341 (“Local 341”), April 1, 2017 – March 31, 2021. (This contract covers both Northern Utilities, Inc.-Portland and Granite State Gas Transmission, Inc. employees.)

Each Local 341 Participant may elect to contribute in the aggregate from one percent (1%) to eighty-five percent (85%) of such Participant’s Compensation as a pre-tax and/or Roth contribution.

Any Local 341 NU-Portland or GS Employee, who elected to (i) either opt-out of the Employer’s defined benefit plan as of January 1, 2013, or (ii) who is first hired or rehired on or after April 1, 2012, and who, upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer three percent (3%) of his Compensation as a pre-tax contribution (“deemed elective deferral”). Effective April 1, 2019, any Participant who first becomes eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer six percent (6%) of his Compensation as a pre-tax contribution (“deemed elective deferral”).

At least thirty (30) days and no more than ninety (90) days, prior to the beginning of each Plan Year, the Administrator shall provide each Local 341 NU-Portland or GS Employee eligible to participate in the Plan with a notice in writing in a manner calculated to be understood by the average eligible Local 341 NU-Portland or GS Employee, or through an electronic medium reasonably accessible to such Local 341 NU-Portland or GS Employee, of the deemed elective deferral, his right to receive the amount of the deemed elective deferral in cash and his right to increase or decrease his rate of elective deferrals, and how deemed elective deferrals will be invested in the absence of the Employee’s investment instructions. The Administrator shall also provide each such Local 341 NU-Portland or GS Employee a reasonable period to exercise such rights before the date on which the cash is currently available. During the ninety (90) day period ending with the day the Local 341 NU-Portland or GS Employee becomes eligible to participate in the Plan, the same notice shall be provided to that Local 341 NU-Portland or GS Employee.

Participants who are Local 341 NU-Portland or GS Employees who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2013, or (ii) who are hired or rehired, on or after April 1, 2012, shall, upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan, also be enrolled in the Plan’s “Managed Savings” feature unless they elect to opt out of such feature. Such Participants, as of January 1st of each Plan Year, shall have their rate of elective deferral contributions automatically increased by one percent (1%). Such rate of elective deferral contributions shall be further increased by an additional one percent (1%) per year as of each subsequent January 1st. Notwithstanding the above, a Participant shall not have his rate of elective deferral contributions automatically increased beyond eighty-five percent (85%). A Participant’s election to participate in the “Managed Savings” feature shall remain in place until the Participant revokes such election.

Notwithstanding anything in the foregoing to the contrary, in no event shall any Local 341 NU-Portland or GS Employee who opted out of the Employer’s defined benefit plan prior to meeting the eligibility requirements set forth under Section 3.1 of this Plan, become a participant in the Plan, be enrolled in the Plan’s “Managed Savings” feature, and/or be eligible for any Employer Contributions as described in Section 4.2 of the Plan, until such Local 341 NU-Portland or GS Employee has satisfied the age and service requirements set forth in Section 3.1.

V.	Local Union No. 1837, International Brotherhood of Electrical Workers (“Local 1837”), June 1, 2018 – May 31, 2023. (This contract covers Unitil Service Corp. employees.)

Each Local 1837 Participant may elect to contribute in the aggregate from one percent (1%) to eighty-five percent (85%) of such Participant’s Compensation as a pre-tax and/or Roth contribution.

Any Local 1837 USC Employee, who elected to (i) either opt-out of the Employer’s defined benefit plan as of January 1, 2010, or (ii) who is first hired or rehired on or after January 1, 2010, and who, upon first becoming eligible to participate in the Plan in accordance with Section 3.1 fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer three percent (3%) of his Compensation as a pre-tax contribution (“deemed elective deferral“). Effective April 1, 2019, any Participant who first becomes eligible to participate in the Plan pursuant to Section 3.1 (including those rehired) on and after April 1, 2019, who fails to affirmatively make any deferral election (including an election to contribute zero percent (0%) of his Compensation to the Plan) within the time prescribed by the Administrator, shall be deemed to have elected to defer six percent (6%) of his Compensation as a pre-tax contribution (“deemed elective deferral”).

At least thirty (30) days and no more than ninety (90) days, prior to the beginning of each Plan Year, the Administrator shall provide each Local 1837 USC Employee eligible to participate in the Plan with a notice in writing in a manner calculated to be understood by the average eligible Local 1837 USC Employee, or through an electronic medium reasonably accessible to such Local 1837 USC Employee, of the deemed elective deferral, his right to receive the amount of the deemed elective deferral in cash and his right to increase or decrease his rate of elective deferrals, and how deemed elective deferrals will be invested in the absence of the Employee’s investment instructions. The Administrator shall also provide each such Local 1837 USC Employee a reasonable period to exercise such right before the date on which the cash is currently available. During the ninety (90) day period ending with the day the Local 1837 USC Employee becomes eligible to participate in the Plan, the same notice shall be provided to that Local 1837 USC Employee.

Participants who are Local 1837 USC Employees who either (i) elected to opt-out of the Employer’s defined benefit plan as of January 1, 2010, or (ii) who are hired or rehired, on or after January 1, 2010, shall upon first becoming eligible to participate in the Plan in accordance with Section 3.1 of the Plan, also be enrolled in the Plan’s “Managed Savings” feature unless they elect to opt out of such feature. Such Participants, as of January 1st of each Plan Year, shall have their rate of elective deferral contributions automatically increased by one percent (1%). Such rate of elective deferral contributions shall be further increased by an additional one percent (1%) per year as of each subsequent January 1st. Notwithstanding the above, a Participant shall not have his rate of elective deferral contributions automatically increased beyond eighty-five percent (85%). A Participant’s election to participate in the “Managed Savings” feature shall remain in place until the Participant revokes such election.

Notwithstanding anything in the foregoing to the contrary, in no event shall any Local 1837 USC Employee who opted out of the Employer’s defined benefit plan prior to meeting the eligibility requirements set forth under Section 3.1 of the Plan, become a participant in the Plan, be enrolled in the Plan’s ‘Managed Savings’ feature, and/or be eligible for any Employer Contributions as described in Section 4.2 of the Plan, until such Local 1837 USC Employee has satisfied the age and service requirements set forth in Section 3.1.